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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                Pursuant to section 13 of 15(d) of the Securities
                              Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 28, 2000


                                Network Six, Inc.
             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-21038


         Rhode Island                                         05-036-6090
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                            Identification No.)


                 475 Kilvert Street, Warwick, Rhode Island 02886
          (Address of principal executive offices, including zip code)


                                 (401) 732-9000
              (Registrant's telephone number, including area code)



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Item 5. Other Events

           The February 28, 2000 Press Release of the Registrant attached hereto as EXHIBIT 99 is incorporated herein by reference.

Item 7 (c)    Exhibits

99   Press Release, dated February 28, 2000 of Network Six, Inc.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Network Six, Inc.
                                      -----------------------
                                      (Registrant)


Date:  February 29, 2000              By: /s/ James J. Ferry
                                          James J. Ferry
                                          Vice President, Finance &
                                          Administration and
                                          Chief Financial Officer

Network Six, Inc.
Current Report on Form 8-K
Dated February 28, 2000


Exhibit Index

Exhibit
   No.                                        Exhibits

99 Press Release dated February 28, 2000
                                             EXHIBIT 99



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